Exhibit 99.1

Matlin & Partners Acquisition Corporation and U.S. Well Services, LLC

Complete Business Combination

Creates one of the first publicly traded oilfield service companies with all-electric hydraulic fracturing capabilities

Combined company named U.S. Well Services, Inc., expects to commence trading on the Nasdaq Capital Market under the ticker ‘USWS’ and ‘USWSW’ for its Class A Common Stock and Warrants, respectively, effective Monday, November 12

HOUSTON and NEW CANAAN, CT – November 9, 2018 – Matlin & Partners Acquisition Corporation (NASDAQ: MPAC, MPACU, MPACW) (“MPAC”) and U.S. Well Services, LLC today announced the completion of their previously announced business combination, positioning the combined company to continue its growth as a high-quality provider of hydraulic fracturing services and market leader in electric-powered fracturing. In connection with the transaction, MPAC has been renamed U.S. Well Services, Inc. (“USWS”’).

USWS’ fully electric frac technology is set to transform and disrupt the hydraulic fracturing industry through substantial customer fuel savings, improved operating efficiency, and safer operations with reduced noise and lower emissions.

“We are pleased to complete this transaction and to advance the rollout of our proprietary electric frac technology. With this business combination, USWS will have a strong financial position, enabling us to capture significant growth opportunities ahead,” said Joel Broussard, Chief Executive Officer of USWS. “USWS continues to gain momentum with recently announced contract signings as customers better recognize the benefits of electric frac. Driven by our commitment to safe, environmentally friendly and efficient operations, we are well-positioned to accelerate growth and create value for our combined stockholders.”

“The completion of this transaction represents a successful outcome of our goal to find a strong partner with a unique platform for future growth,” said David Matlin, former Chairman and Chief Executive Officer of MPAC. “As a publicly traded company with transformative growth capital, USWS will be well-positioned to execute on its growth plan. As a member of the USWS Board, I look forward to working closely with Joel and the USWS team to drive value for our stockholders.”

USWS expects to commence trading its Class A Common Stock and public warrants on The Nasdaq Capital Market (“Nasdaq”) under the symbols "USWS" and "USWSW," respectively, effective Monday, November 12, 2018.

Advisors

MPAC was advised on the business combination by Cantor Fitzgerald & Co. with Bracewell LLP as legal counsel. USWS’ financial advisor was Simmons Energy, a division of Piper Jaffray & Co., and Winston & Strawn LLP acted as legal advisors.

About USWS

U.S. Well Services, LLC's Clean Fleet ® technology provides one of the first fully electric, fully mobile well stimulation system powered by natural gas fueled by locally supplied field gas or alternative natural gas sources. USWS' patented Clean Fleet technology dramatically decreases sound pollution, which is vital in this day and age as well as generates exceptional operational cost savings. For more information visit: www.uswellservices.com.

Forward-Looking Statements

This new release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements with respect to the listing of certain USWS’ securities on Nasdaq and the future financial performance of USWS following the transaction. Accordingly, forward-looking statements should not be relied upon as representing USWS’ views as of any subsequent date, and USWS does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include USWS’ ability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition and the ability of USWS to grow and manage growth profitably following the transaction; changes in applicable laws or regulations; the possibility that USWS may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties indicated in USWS’ public filings with the Securities and Exchange Commission.

Contacts

Meaghan Repko / Aaron Palash / Greg Klassen

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449